UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2012

GOODRICH PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On September 28, 2012, Goodrich Petroleum Corporation (the “Company”) closed the sale (the “Disposition”) of certain non-core properties in East Texas to Memorial Resource Development, L.L.C. (“MRD”) pursuant to the Purchase Agreement (the “Agreement”) by and between Goodrich Petroleum Company, L.L.C., the Company’s wholly-owned subsidiary, and MRD dated September 18, 2012. The total consideration paid by MRD for the assets was $95 million.

A copy of the Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Also on October 1, 2012, the Company issued a press release to announce the closing of the sale. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Other Exhibits.

(b) Pro Forma Financial Information

Unaudited pro forma financial information of the Company to give effect to the Disposition is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2012;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2012; and

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011.

(d) Exhibits

Exhibit No.	Description
2.1*	Purchase Agreement by and between Goodrich Petroleum, L.L.C. and Memorial Resource Development, L.L.C., dated September 18, 2012.

99.1	Press release issued October 1, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Goodrich Petroleum Corporation as of June 30, 2012 and for the six months ended June 30, 2012 and the year ended December 31, 2011.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: October 4, 2012	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Purchase Agreement by and between Goodrich Petroleum, L.L.C. and Memorial Resource Development, L.L.C., dated September 18, 2012.

99.1	Press release issued October 1, 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Goodrich Petroleum Corporation as of June 30, 2012 and for the six months ended June 30, 2012 and the year ended December 31, 2011.

*	The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

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